Exhibit 99.2

Unaudited Pro Forma Consolidated Financial Statements

On December 8, 2016, Whitestone REIT Operating Partnership, L.P. (the “Operating Partnership”), a subsidiary and the operating partnership of Whitestone REIT (the “Company”), entered into a Contribution Agreement (the “Contribution Agreement”) with Pillarstone Capital REIT Operating Partnership LP (“Pillarstone OP”) and Pillarstone Capital REIT (“Pillarstone REIT”) pursuant to which the Operating Partnership contributed all of the equity interests in four of its wholly-owned subsidiaries: Whitestone CP Woodland Ph. 2, LLC, a Delaware limited liability company (“CP Woodland”); Whitestone Industrial-Office, LLC, a Texas limited liability company (“Industrial-Office”); Whitestone Offices, LLC, a Texas limited liability company (“Whitestone Offices”); and Whitestone Uptown Tower, LLC, a Delaware limited liability company (“Uptown Tower”, and together with CP Woodland, Industrial-Office and Whitestone Offices, the “Entities”) that own fourteen (14) non-core properties (the “Non-Core Properties” and, together with the Entities, the “Property”) to Pillarstone OP for aggregate consideration of approximately $84.0 million, consisting of (1) approximately $18.1 million Class A units representing limited partnership interests in Pillarstone OP (“Pillarstone OP Units”), issued at a price of $1.331 per Pillarstone OP Unit; and (2) the assumption by Pillarstone OP of approximately $65.9 million of liabilities, consisting of (a) approximately $15.4 million of the Operating Partnership’s liability under that certain Amended and Restated Credit Agreement, dated as of November 7, 2014, as amended, among the Bank of Montreal, as Administrative Agent, the lenders party thereto, BMO Capital Markets, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and U.S. Bank, National Association, the Operating Partnership, as borrower, and the Company and certain subsidiaries of the Operating Partnership, as guarantors; (b) an approximately $16.45 million promissory note of Uptown Tower issued under the Loan Agreement, dated as of September 26, 2013, between Uptown Tower, as borrower, and U.S. Bank National Association, as successor to Morgan Stanley Mortgage Capital Holdings LLC, as lender, and (c) an approximately $37.0 million promissory note of Industrial-Office issued under the Loan Agreement, dated as of November 26, 2013, between Industrial-Office, as borrower, and Jackson National Life Insurance Company, as lender (collectively, the “Disposition”). Following the Disposition, it is expected that the Company will consolidate Pillarstone OP on its financial statements due to its significant equity ownership of approximately 84% of the outstanding equity in Pillarstone OP immediately following the Disposition.

The foregoing description of the Contribution Agreement is not complete and is subject to and qualified in its entirety by reference to the Contribution Agreement, which is attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 8, 2016.

The accompanying unaudited Pro Forma Consolidated Balance Sheets of Whitestone REIT and Subsidiaries are presented as if the Non-Core Properties had been disposed of on September 30, 2016. The accompanying unaudited Pro Forma Consolidated Statements of Operations of Whitestone REIT and Subsidiaries for the nine-month period ended September 30, 2016 and the year ended December 31, 2015 are presented as if the Non-Core Properties had been disposed of on January 1, 2015. The unaudited Pro Forma Consolidated Balance Sheets are segregated into separate components as follows:

1)	the historical Consolidated Balance Sheets of the Company;

2)	the elimination of the historical combined financial position of the Non-Core Properties and certain debt that is assumed by Pillarstone OP;

3)	the reconsolidation of Pillarstone OP and the related noncontrolling interests;

4)	the Pro Forma Consolidated Balance Sheets of the Company.

The unaudited Pro Forma Consolidated Statements of Operations are segregated into separate components as follows:

1)	the historical Consolidated Statements of Operations of the Company;

2)	the elimination of the historical combined operations of the Non-Core Properties including an allocation of interest expense associated with certain debt assumed by Pillarstone OP;

3)
the addition of the operating results of Pillarstone OP assuming the Company has an 84% ownership interest, including the interest expense associated with certain debt assumed by Pillarstone OP and expenses resulting from property management fees and an asset management fee paid by Pillarstone OP to the Company;

4)	the addition of property management fees and an asset management fees paid by Pillarstone OP to the Company;

5)	the elimination of intercompany transactions between Pillarstone OP and the Company; and

6)	the Pro Forma Consolidated Statements of Operations of the Company.

These Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto as of and for the nine-month period ended September 30, 2016, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 2, 2016 and the Company’s historical consolidated financial statements and notes thereto as of and for the year ended December 31, 2015, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 29, 2016.

In management’s opinion, all adjustments necessary to reflect the Disposition have been made. The following unaudited Pro Forma Consolidated Balance Sheets do not purport to represent the future financial position of the Company. The unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine-month period ended September 30, 2016 or for the year ended December 31, 2015 assuming the transaction had been consummated on January 1, 2015, nor do they purport to represent the future results of operations of the Company.

Whitestone REIT and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2016
(in thousands, except share data)

		(2)
	(1)	Non-Core
	Historical	Properties	(3)	(4)
	Balances	Disposition	Pillarstone OP	Pro Forma
ASSETS
Real estate assets, at cost
Property	$918,562	$(91,701)	$91,701	$918,562
Accumulated depreciation	(103,721)	31,749	(31,749)	(103,721)
Total real estate assets	814,841	(59,952)	59,952	814,841
Cash and cash equivalents	8,786	—	—	8,786
Restricted cash	103	—	—	103
Marketable securities	456	—	—	456
Escrows and acquisition deposits	6,183	(1,661)	1,661	6,183
Accrued rents and accounts receivable, net of allowance for doubtful accounts	16,970	—	—	16,970
Unamortized lease commissions and loan costs	8,340	—	—	8,340
Prepaid expenses and other assets	2,808	—	—	2,808
Total assets	$858,487	$(61,613)	$61,613	$858,487

LIABILITIES AND EQUITY
Liabilities:
Notes payable	$549,671	$(66,244)	$66,244	$549,671
Accounts payable and accrued expenses	31,920	(2,362)	2,362	31,920
Tenants' security deposits	6,066	(1,314)	1,314	6,066
Dividends and distributions payable	8,647	—	—	8,647
Total liabilities	596,304	(69,920)	69,920	596,304
Commitments and contingencies:	—	—	—	—
Equity:
Preferred shares, $0.001 par value per share; 50,000,000 shares authorized; none issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	—	—	—	—
Common shares, $0.001 par value per share; 400,000,000 shares authorized; 29,218,531 and 26,991,493 issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	29	—	—	29
Additional paid-in capital	390,966	—	—	390,966
Accumulated deficit	(133,779)	7,658	(6,387)	(132,508)
Accumulated other comprehensive loss	(6,951)	—	—	(6,951)
Total Whitestone REIT shareholders' equity	250,265	7,658	(6,387)	251,536
Noncontrolling interest in subsidiary	11,918	649	(1,920)	10,647
Total equity	262,183	8,307	(8,307)	262,183
Total liabilities and equity	$858,487	$(61,613)	$61,613	$858,487

Whitestone REIT and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2016

Notes to Pro Forma Consolidated Balance Sheets

1)	Historical Balances - reflects the consolidated balance sheet of the Company as included in the Company’s Quarterly Report on Form 10-Q as of September 30, 2016.

2)
Non-Core Properties - reflects the financial position of the Non-Core Properties as of September 30, 2016, including the assumption of approximately $66.2 million of debt by Pillarstone OP as listed below:

a.
approximately $15.5 million of the Operating Partnership’s liability under that certain Amended and Restated Credit Agreement, dated as of November 7, 2014, as amended, among the Bank of Montreal, as Administrative Agent, the lenders party thereto, BMO Capital Markets, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and U.S. Bank, National Association, the Operating Partnership, as borrower, and the Company and certain subsidiaries of the Operating Partnership, as guarantors;

b.
approximately $16.3 million promissory note of Uptown Tower issued under the Loan Agreement, dated as of September 26, 2013, between Uptown Tower, as borrower, and U.S. Bank National Association, as successor to Morgan Stanley Mortgage Capital Holdings LLC, as lender, and

c.
approximately $34.4 million promissory note of Industrial-Office issued under the Loan Agreement, dated as of November 26, 2013, between Industrial-Office, as borrower, and Jackson National Life Insurance Company, as lender.

3)	Pillarstone OP - reflects the financial position of Pillarstone OP as of September 30, 2016, including the $66.2 million of debt assumed by Pillarstone OP from the Company.

Noncontrolling interests in Historical Balances and Non-Core Properties include noncontrolling interest owners in the Operating Partnership. Noncontrolling interests in Pillarstone OP include noncontrolling interest owners in Pillarstone OP and the Operating Partnership.

Whitestone REIT and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
For the Nine Months Ended September 30, 2016
(in thousands, except per share data)

		(2)
	(1)	Non-Core		(4)	(5)
	Historical	Properties	(3)	Management	Intercompany
	Balances	Disposition	Pillarstone OP	Fees	Eliminations	Pro Forma
Property revenues
Rental revenues	$58,915	$(10,063)	$10,063	$—	$—	$58,915
Other revenues	17,157	(1,686)	1,686	—	—	17,157
Intercompany management fees	—	—	—	796	(796)	—
Total property revenues	76,072	(11,749)	11,749	796	(796)	76,072

Property expenses
Property operation and maintenance	14,381	(2,979)	2,979	—	—	14,381
Real estate taxes	10,072	(1,634)	1,634	—	—	10,072
Intercompany management fees	—	—	796	—	(796)	—
Total property expenses	24,453	(4,613)	5,409	—	(796)	24,453

Other expenses (income)
General and administrative	16,467	—	—	—	—	16,467
Depreciation and amortization	16,362	(2,708)	2,708	—	—	16,362
Interest expense	14,221	(1,855)	1,855	—	—	14,221
Interest, dividend and other investment income	(339)	—	—	—	—	(339)
Total other expense	46,711	(4,563)	4,563	—	—	46,711

Income from continuing operations before gain on sale or disposal of properties or assets and income taxes	4,908	(2,573)	1,777	796	—	4,908

Provision for income taxes	(247)	29	(29)	—	—	(247)
Gain on sale of properties	2,890	—	—	—	—	2,890
Gain (loss) on sale or disposal of assets	10	32	(32)	—	—	10

Net income	7,561	(2,512)	1,716	796	—	7,561

Less: Net income attributable to noncontrolling interests	131	(44)	305	14	—	406

Net income attributable to Whitestone REIT	$7,430	$(2,468)	$1,411	$782	$—	$7,155

Whitestone REIT and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
For the Nine Months Ended September 30, 2016
(in thousands, except per share data)

		(2)
	(1)	Non-Core		(4)	(5)
	Historical	Properties	(3)	Management	Intercompany
	Balances	Disposition	Pillarstone OP	Fees	Eliminations	Pro Forma
Basic Earnings Per Share:
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$0.25					$0.24
Diluted Earnings Per Share:
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$0.25					$0.24

Weighted average number of common shares outstanding:
Basic	27,210					27,210
Diluted	28,013					28,013

Net income attributable to Whitestone REIT	$7,430					$7,155
Distributions paid on unvested restricted shares	(498)					(498)
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$6,932					$6,657

Whitestone REIT and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2015
(in thousands, except per share data)

		(2)
	(1)	Non-Core		(4)	(5)
	Historical	Properties	(3)	Management	Intercompany
	Balances	Disposition	Pillarstone OP	Fees	Eliminations	Pro Forma
Property revenues
Rental revenues	$71,843	$(13,255)	$13,255	$—	$—	$71,843
Other revenues	21,573	(2,591)	2,591	—	—	21,573
Intercompany management fees	—	—	—	1,058	(1,058)	—
Total property revenues	93,416	(15,846)	15,846	1,058	(1,058)	93,416

Property expenses
Property operation and maintenance	18,698	(4,607)	4,607	—	—	18,698
Real estate taxes	12,637	(2,438)	2,438	—	—	12,637
Intercompany management fees	—	—	1,058	—	(1,058)	—
Total property expenses	31,335	(7,045)	8,103	—	(1,058)	31,335

Other expenses (income)
General and administrative	20,312	—	—	—	—	20,312
Depreciation and amortization	19,761	(3,753)	3,753	—	—	19,761
Interest expense	14,910	(2,474)	2,474	—	—	14,910
Interest, dividend and other investment income	(313)	—	—	—	—	(313)
Total other expense	54,670	(6,227)	6,227	—	—	54,670

Income from continuing operations before loss on sale or disposal of assets and income taxes	7,411	(2,574)	1,516	1,058	—	7,411

Provision for income taxes	(372)	112	(112)	—	—	(372)
Gain (loss) on sale or disposal of assets	(185)	(68)	68	—	—	(185)
Income from continuing operations	6,854	(2,530)	1,472	1,058	—	6,854

Income from discontinued operations	11	—	—	—	—	11
Income from discontinued operations	11	—	—	—	—	11

Net income	6,865	(2,530)	1,472	1,058	—	6,865

Less: Net income attributable to noncontrolling interests	116	(43)	261	18	—	352

Net income attributable to Whitestone REIT	$6,749	$(2,487)	$1,211	$1,040	$—	$6,513

Whitestone REIT and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2015
(in thousands, except per share data)

		(2)
	(1)	Non-Core		(4)	(5)
	Historical	Properties	(3)	Management	Intercompany
	Balances	Disposition	Pillarstone OP	Fees	Eliminations	Pro Forma
Basic Earnings Per Share:
Income from continuing operations attributable to Whitestone REIT excluding amounts attributable to unvested restricted shares	$0.25					$0.24
Income from discontinued operations attributable to Whitestone REIT	0.00					0.00
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$0.25					$0.24
Diluted Earnings Per Share:
Income from continuing operations attributable to Whitestone REIT excluding amounts attributable to unvested restricted shares	$0.24					$0.23
Income from discontinued operations attributable to Whitestone REIT	0.00					0.00
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$0.24					$0.23

Weighted average number of common shares outstanding:
Basic	24,631					24,631
Diluted	25,683					25,683

Income from continuing operations	$6,854					$6,854
Less: Net income attributable to noncontrolling interests	(116)					(352)
Distributions paid on unvested restricted shares	(528)					(528)
Income from continuing operations attributable to Whitestone REIT excluding amounts attributable to unvested restricted shares	6,210					5,974
Income from discontinued operations	11					11
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$6,221					$5,985

Whitestone REIT and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations

Notes to Pro Forma Consolidated Statements of Operations

1)
Historical Balances - reflects the consolidated statements of operations of the Company as included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016 and as included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

2)
Non-Core Properties - reflects the operating results of the Non-Core Properties for the nine months ended September 30, 2016 and the year ended December 31, 2015, including an allocation of interest expense associated with certain debt assumed by Pillarstone OP.

3)
Pillarstone OP - reflects the addition of the operating results of Pillarstone OP for the nine months ended September 30, 2016 and the year ended December 31, 2016 assuming Pillarstone OP results are the same as the Non-Core Properties results, including the interest expense associated with certain debt assumed by Pillarstone OP and additional expenses resulting from property management fees and an asset management fee paid by Pillarstone OP to the Company.

4)	Management Fees - reflects management fees payable from Pillarstone OP to the Company under the management agreement.

5)	Intercompany Eliminations - reflects the elimination of intercompany management fees paid from Pillarstone OP to the Company.

Noncontrolling interests in Historical Balances, Non-Core Properties and Management Fees include noncontrolling interest owners in the Operating Partnership. Noncontrolling interests in Pillarstone OP include noncontrolling interest owners in Pillarstone OP and the Operating Partnership.